SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 21, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                          34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On March 21, 2005, First Union entered into an agreement pursuant to which it was assigned the rights to acquire two office building properties in Amherst, New York with an aggregate square footage of 200,000. The properties are net leased to, and serve as the East Coast Headquarters of, Ingram Micro, Inc. The contract purchase price for the properties is approximately $22 million. The acquisition is subject to First Union's due diligence review. If consummated, it is expected that the transaction will close during the second quarter of 2005. The contract was assigned to First Union by Micron Realty LLC and is being sold by Amherst Investors Business Trust, both of which are not affiliates of First Union.

Item 7.01 Regulation FD Disclosure

      On March 21, 2005, First Union announced the transaction described in Item
1.01 above. A copy of the release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      10.1 Purchase and Sale Agreement, dated March 10, 2005, between Amherst Investors Business Trust and Micron Realty LLC.
      10.2 Assignment of Purchase and Sale Agreement, dated March 21, 2005, between
      99.1  Press Release, dated March 21, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of March, 2005.

                                        FIRST UNION REAL ESTATE EQUITY AND
                                         MORTGAGE INVESTMENTS


                                        By: /s/ Peter Braverman
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                                            Peter Braverman
                                            President